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                       Securities and Exchange Commission
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): July 27, 1999


                             Hercules Incorporated
             (Exact name of registrant as specified in its charter)



        Delaware                     001-00496                    51-0023450
(State or other jurisdiction        (Commission                 (IRS Employer
of incorporation)                   File Number)             Identification No.)


                                 Hercules Plaza
                            1313 North Market Street
                        Wilmington, Delaware 19894-0001
              (Address of principal executive offices) (Zip Code)


                                 (302)594-5000
              (Registrant's telephone number, including area code)


                                 Not Applicable
         (Former name or former address, if changed since last report)
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Item 5.    Other Events.

      On July 27, 1999, Hercules Incorporated ("Hercules") and Hercules Trust II (the "Trust"), a wholly-owned subsidiary of Hercules, issued $350,000,000 aggregate liquidation amount of CRESTS Units, each consisting of one preferred security of the Trust and one warrant to purchase shares of common stock of Hercules, at a public offering price of $1,000 per CRESTS Unit. The preferred security components of the CRESTS Units are guaranteed by Hercules based on several obligations. The Trust used the proceeds from the sale of the preferred security components of the CRESTS Units, together with the proceeds from the sale of its common securities to Hercules, to purchase from Hercules $267,537,304.50 aggregate initial principal amount of Series A Junior Subordinated Deferrable Interest Debentures of Hercules. The warrant component of each CRESTS Unit is immediately exercisable for 23.4192 shares of Hercules common stock at an exercise price initially equal to $1,000 (equivalent to $42.70 per share).

      On July 27, 1999, Hercules issued 5,000,000 shares of common stock, without par value ($25/48 stated value), at a public offering price of $35 per share.

      The CRESTS Units were issued in a firm commitment underwritten public offering pursuant to an underwriting agreement, dated July 21, 1999, among Hercules, the Trust and Banc of America Securities LLC, Salomon Smith Barney Inc., Chase Securities Inc., Deutsche Bank Securities Inc. and J.P. Morgan Securities Inc. (the "Underwriters"). Pursuant to the terms of the offering, Hercules and the Trust granted the Underwriters an option to purchase an additional 50,000 CRESTS Units to cover over-allotments, which may be exercised at any time within 30 days after the offering.

      The shares of common stock were issued in a firm commitment underwritten public offering pursuant to an underwriting agreement, dated July 21, 1999, between Hercules and Banc of America Securities LLC, as representative of the several underwriters (the "Representative"). Pursuant to the terms of the offering, Hercules granted the Representative an option to purchase an additional 750,000 shares to cover over-allotments, which may be exercised at any time within 30 days after the offering.

Item 7.    Financial Statements and Exhibits.

       (c) Exhibits

       1.1 CRESTS Units Underwriting Agreement, dated July 21, 1999, among Hercules Incorporated, Hercules Trust II and the Underwriters named therein.

       1.2 Common Stock Underwriting Agreement, dated July 21, 1999, between Hercules Incorporated and the representative of the underwriters named therein.

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4.1   Officers' Certificate, dated as of July 27, 1999, pursuant to the Junior
      Subordinated Debenture Indenture between Hercules Incorporated and The Chase Manhattan Bank, as trustee.


4.2 Amended and Restated Trust Agreement of Hercules Trust II dated as of July 27, 1998, together with Annex I thereto.


4.3 Unit Agreement, dated July 27, 1999, among Hercules Incorporated, Hercules Trust II and The Chase Manhattan Bank, as unit agent.


4.4 Warrant Agreement, dated July 27, 1999, between Hercules Incorporated and The Chase Manhattan Bank, as warrant agent.


4.5 Form of Series A Junior Subordinated Deferrable Interest Debentures (included in Exhibit 4.1).


4.6   Form of Trust II Preferred Securities (included in Exhibit 4.2).


4.7   Form of CRESTS Unit (included in Exhibit 4.3).


4.8   Form of Warrant (included in Exhibit 4.4).


8.1   Opinion of Ballard Spahr Andrews & Ingersoll, LLP regarding tax matters.
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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             HERCULES INCORPORATED


July 27, 1999                                By: /s/ ISRAEL J. FLOYD
                                                -------------------------------
                                                     Israel J. Floyd
                                                     Corporate Secretary and
                                                     Assistant General Counsel
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                                 EXHIBIT INDEX



Number    Exhibit
------    -------

1.1 CRESTS Units Underwriting Agreement, dated July 21, 1999, among Hercules Incorporated, Hercules Trust II and the Underwriters named therein.

1.2 Common Stock Underwriting Agreement, dated July 21, 1999, between Hercules Incorporated and the representative of the underwriters named therein.

4.1 Officers' Certificate, dated as of July 27, 1999, pursuant to the Junior Subordinated Debenture Indenture between Hercules Incorporated and The Chase Manhattan Bank, as trustee.

4.2 Amended and Restated Trust Agreement of Hercules Trust II dated as of July 27, 1998, together with Annex I thereto.

4.3 Unit Agreement, dated July 27, 1999, among Hercules Incorporated, Hercules Trust II and The Chase Manhattan Bank, as unit agent.

4.4 Warrant Agreement, dated July 27, 1999, between Hercules Incorporated and The Chase Manhattan Bank, as warrant agent.

4.5 Form of Series A Junior Subordinated Deferrable Interest Debentures (included in Exhibit 4.1).

4.6       Form of Trust II Preferred Securities (included in Exhibit 4.2).

4.7       Form of CRESTS Unit (included in Exhibit 4.3).

4.8       Form of Warrant (included in Exhibit 4.4).

8.1 Opinion of Ballard Spahr Andrews & Ingersoll, LLP regarding tax matters.